American Beacon Mid-Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund

AMR Class

Supplement dated March 5, 2013
to the
Prospectus dated February 28, 2013

The information below supplements the Prospectus dated February 28, 2013 and is in addition to any other supplement(s):

In the “Fund Management- The Manager” section, all references to Cynthia M. Thatcher are deleted.

In the “About Your Investment” section “Redemption Policies” sub-section, the fourth paragraph is deleted and replaced with the following:

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon Mid-Cap Value Fund that you have owned for less than 180 days. A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon International Equity Fund, American Beacon Emerging Markets Fund or American Beacon High Yield Bond Fund that you have owned for less than 90 days. The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee.

In the “About Your Investment” section “Frequent Trading and Market Timing” sub-section, the second sentence in the second paragraph is deleted and replaced with the following:

These policies include a 2% redemption fee imposed on shares of the American Beacon Mid-Cap Value Fund that are sold within 180 days of purchase and a 2% redemption fee imposed on shares of the American Beacon International Equity Fund, American Beacon Emerging Markets or American Beacon High Yield Bond Funds that are sold within 90 days of purchase.

***********************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE